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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) AUGUST 8, 2003


                             TELENETICS CORPORATION
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  0-16580                     33-0061894
         ----------                  -------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



       25111 ARCTIC OCEAN DRIVE, LAKE FOREST, CALIFORNIA CALIFORNIA 92630
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code        (949) 455-4000



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


         On August 8, 2003, the Company prepaid the third installment called for under its Settlement Agreement with Corlund Electronics, which was due by August 20, 2003, and recorded a gain of approximately $541,000.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2003               TELENETICS CORPORATION

                                     By: /s/ DAVID L. STONE
                                         ---------------------------------------
                                         David L. Stone, Chief Financial Officer